UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21584

Victory Institutional Funds
(Exact name of registrant as specified in charter)

4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio			44144
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		866-689-6999

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2018

Item 1. Reports to Stockholders.

October 31, 2018

Annual Report

Victory Institutional Diversified Stock Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change; and you need not take any action. You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically by notifying your financial intermediary directly or, if you are a direct investor, by calling 866-689-6999 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 866-689-6999 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the Victory Funds or your financial intermediary.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Institutional
Funds

Table of Contents

Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	22
Supplemental Information
Trustee and Officer Information	23
Proxy Voting and Form N-Q Information	27
Expense Examples	27
Additional Federal Income Tax Information	28
Privacy Policy (inside back cover)

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 866-689-6999. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

866-689-6999

Visit our website at:

www.vcm.com

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Victory Funds Letter to Shareholders

Dear Shareholder,

Has the worm turned? That's the question that many investors may be asking. The most recent annual reporting period (for the year ended October 31, 2018) seemingly began as a continuation of the prevailing trend, rallying into year-end 2017 in what has been hailed as the longest equity bull market in history.

But in early February, the era of low volatility ended abruptly. Investors were once again re-acquainted with market turmoil as the major market indices plummeted and the CBOE Volatility Index (VIX), often referred to as the market's "fear gauge," spiked. Although this had unusual ramifications for a variety of volatility-linked investment products, the overall market upheaval was fleeting. By spring, equity markets were headed higher once again, and this upward trend continued into the fall. However, a mix of trade turmoil, rising interest rates, and increasing concerns about global growth all conspired to spook investors. As we approached the end of the Fund's annual reporting period, volatility once again spiked in October.

Despite the periodic bouts of elevated volatility, the S&P 500® Index still registered a gain of 7.35 percent for the 12 months ended October 31, 2018. Looking back, the domestic markets were merely mirroring the economy, which grew at the robust pace of 4.2 and 3.5 percent in the second and third quarters of 2018, respectively, according to the U.S. Bureau of Economic Analysis. Job growth also continued unabated throughout the past year, and even wage growth made signs of a comeback.

In response, the Federal Reserve continued its trajectory of monetary tightening, both in the form of ending its bond buying program and gradually raising short-term interest rates. It is no surprise, then, that yields on 10-year U.S. Treasuries increased over the past year and ended the reporting period near 3.2 percent, the highest level seen in quite some time.

Thus, investors have been left with the conundrum: do robust economic metrics signal more good times ahead, or does the Federal Reserve's monetary tightening pose a threat? Plus, a significant shift in U.S. trade policy has unknown consequences, and the markets loath uncertainty.

It is important to remember, however, that these cross-currents often manifest themselves in pricing dislocations. We believe this creates an environment ripe for potential alpha generation. We are confident that our Victory Capital independent investment franchises, and the Funds they manage, will be able to differentiate themselves.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

Victory Institutional Funds (Unaudited)

Victory Institutional Diversified Stock Fund

Commentary

The Victory Institutional Diversified Stock Fund (the "Fund") seeks to provide long-term growth of capital. The Fund returned -0.99% (Class I Shares at net asset value), while the S&P 500® Index benchmark (the "Index") returned 7.35% for the year ended October 31, 2018. Within the Fund, Consumer Staples and Health Care delivered the strongest absolute returns, while Materials and Energy were the weakest. The Fund's sector allocation was a headwind to relative performance as we were underweight the top performing sectors in the Index (Consumer Discretionary, Technology, Health Care, Communications Services), while our exposure to higher earnings yield was also a material detractor.

Consumer Staples was the Fund's top performing sector on both an absolute and relative basis, with the Fund's holdings generating a mid-teens total return on the back of strong stock selection. The Fund's top performer was Costco Wholesale, a position entered after the stock sold off on the news that Amazon was acquiring Whole Foods. The market's negative reaction to the acquisition proved overblown, assigning little credit for the company's extremely loyal membership base, strong value proposition, ongoing improvements in its e-commerce platform, strong traffic trends and accelerating/best-in-class comparable sales.

The Technology and Consumer Discretionary sectors both generated single-digit total returns for the Fund but were the Fund's worst performing sectors on a relative basis. The headwind the Fund experienced from a value tilt was most acute in these sectors, while the Fund also experienced some challenges from industry positioning and stock selection. Within Technology, the Fund's overweight to semi-capital equipment and underweight to software and services explained a great deal of its underperformance. Within Consumer Discretionary, the Fund's underperformance was attributable to overexposure to homebuilders, which were pressured by rising rates, and underweight to Amazon.

The Fund maintains material overweight allocations to the Industrial and Finance sectors, and a more modest overweight allocation to the Energy sector. Within Industrials, the Fund's exposure is focused on trucking, railroads, construction machinery and building products. In Finance, we continue to like banks and capital markets, and recently put on exposure to consumer finance. In Energy, the Fund's exposure is to exploration and production firms as well as refiners and the large integrated oil and gas players. The Fund has current underweight allocations to the Utilities, Real Estate, Consumer Staples, Technology, Materials and Health Care sectors. Overall, the Fund currently has positive exposure to growth, earnings yield, and highly profitable companies with a smaller-cap bias.

The Fund continues to focus on companies that we believe have superior earnings growth, return on invested capital, and positive earnings/price momentum combined with a reasonable valuation over a wide spectrum of market capitalizations. We are confident that this combination of characteristics positions the Fund for strong competitive performance.

Portfolio Holdings

As a Percentage of Total Investments

Victory Institutional Funds (Unaudited)

Victory Institutional Diversified Stock Fund (continued)

Average Annual Total Return

Year Ended October 31, 2018

	Class I
INCEPTION DATE	6/27/05
	Net Asset Value	S&P 500 Index(1)
One Year	–0.99%	7.35%
Three Year	6.00%	11.52%
Five Year	7.06%	11.34%
Ten Year	10.11%	13.24%
Since Inception	6.95%	N/A
Expense Ratios
Gross	0.89%
With Applicable Waivers	0.89%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2018, as supplemented. Additional information pertaining to the Fund's expense ratio as of October 31, 2018 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Institutional Diversified Stock Fund – Growth of $10,000

(1)The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Institutional Funds Victory Institutional Diversified Stock Fund	Schedule of Portfolio Investments October 31, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (96.5%)
Communication Services (10.5%):
Alphabet, Inc., Class C (a)	826	$889
Comcast Corp., Class A	11,870	452
Netflix, Inc. (a)	310	94
Nexstar Broadcasting Group, Inc., Class A	2,881	216
T-Mobile US, Inc. (a)	3,148	216
Verizon Communications, Inc.	4,153	237
YY, Inc., ADR (a)	2,027	130
		2,234
Consumer Discretionary (9.7%):
Amazon.com, Inc. (a)	380	607
Burlington Stores, Inc. (a)	1,013	174
D.R. Horton, Inc.	3,719	134
Dollar General Corp.	2,610	291
O'Reilly Automotive, Inc. (a)	874	280
Penske Automotive Group, Inc.	4,195	186
Ross Stores, Inc.	1,735	172
The Home Depot, Inc.	1,176	207
		2,051
Consumer Staples (4.7%):
Costco Wholesale Corp.	486	111
PepsiCo, Inc.	1,313	148
Sysco Corp.	1,596	114
The Procter & Gamble Co.	2,485	220
Wal-Mart Stores, Inc.	3,988	400
		993
Energy (7.5%):
Callon Petroleum Co. (a)	9,882	99
Chevron Corp.	3,689	411
EOG Resources, Inc.	1,941	204
Laredo Petroleum, Inc. (a)	8,494	45
Newfield Exploration Co. (a)	10,776	218
Occidental Petroleum Corp.	2,508	168
Phillips 66	2,243	231
Valero Energy Corp.	2,422	221
		1,597
Financials (16.8%):
Ally Financial, Inc.	11,877	302
Ameriprise Financial, Inc.	1,142	145
Athene Holding Ltd., Class A (a)	6,161	282
Bank of America Corp.	12,242	336
Berkshire Hathaway, Inc., Class B (a)	2,392	491
Cathay General Bancorp	7,113	268
E*TRADE Financial Corp.	4,238	209
Essent Group Ltd. (a)	7,220	285
FCB Financial Holdings, Inc. (a)	4,133	162

See notes to financial statements.

Victory Institutional Funds Victory Institutional Diversified Stock Fund	Schedule of Portfolio Investments — continued October 31, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
JPMorgan Chase & Co.	2,982	$325
Northern Trust Corp.	2,812	265
Regions Financial Corp.	10,868	184
TD Ameritrade Holding Corp.	6,021	311
		3,565
Health Care (13.8%):
AbbVie, Inc.	4,594	358
Biogen, Inc. (a)	394	120
Cigna Corp.	1,788	382
CVS Health Corp.	5,311	384
Innoviva, Inc. (a)	9,540	133
Johnson & Johnson	3,259	456
Merck & Co., Inc.	2,727	201
Pfizer, Inc.	4,618	199
UnitedHealth Group, Inc.	1,508	394
Universal Health Services, Inc., Class B	2,526	307
		2,934
Industrials (14.1%):
Allison Transmission Holdings, Inc.	6,782	299
Comfort Systems USA, Inc.	2,697	144
FedEx Corp.	658	145
J.B. Hunt Transport Services, Inc.	2,637	292
Marten Transport Ltd.	5,109	98
Norfolk Southern Corp.	1,839	309
PACCAR, Inc.	4,506	258
Patrick Industries, Inc. (a)	2,423	105
SkyWest, Inc.	3,199	183
Union Pacific Corp.	2,618	382
United Rentals, Inc. (a)	2,024	243
United Technologies Corp.	1,929	240
Universal Forest Products, Inc.	5,500	156
XPO Logistics, Inc. (a)	1,443	129
		2,983
Information Technology (18.6%):
Apple, Inc.	5,162	1,129
Cisco Systems, Inc.	5,702	261
Entegris, Inc.	3,457	92
Intel Corp.	6,355	298
KEMET Corp.	5,374	117
Mastercard, Inc., Class A	743	147
Microsoft Corp.	9,577	1,022
ON Semiconductor Corp. (a)	12,004	204
PayPal Holdings, Inc. (a)	1,273	107
Visa, Inc., Class A	1,092	151
Vishay Intertechnology, Inc.	5,708	104
Zebra Technologies Corp., Class A (a)	1,799	300
		3,932

See notes to financial statements.

Victory Institutional Funds Victory Institutional Diversified Stock Fund	Schedule of Portfolio Investments — continued October 31, 2018

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (0.8%):
Packaging Corp. of America	1,905	$175
Total Common Stocks (Cost $18,284)		20,464
Exchange-Traded Funds (2.4%)
SPDR S&P 500 ETF Trust	1,917	519
Total Exchange-Traded Funds (Cost $535)		519
Total Investments (Cost $18,819) — 98.9%		20,983
Other assets in excess of liabilities — 1.1%		230
NET ASSETS — 100.00%		$21,213

(a)  Non-income producing security.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

See notes to financial statements.

Victory Institutional Funds	Statement of Assets and Liabilities October 31, 2018

(Amounts in Thousands, Except Per Share Amounts)

	Victory Institutional Diversified Stock Fund
ASSETS:
Investments, at value (Cost $18,819)	$20,983
Cash and cash equivalents	363
Interest and dividends receivable	13
Receivable for capital shares issued	1
Prepaid expenses	10
Total Assets	21,370
LIABILITIES:
Payables:
Investments purchased	102
Accrued expenses and other payables:
Investment advisory fees	9
Administration fees and accounting fees	7
Custodian fees	—	(a)
Transfer agent fees	—	(a)
Chief Compliance Officer fees	—	(a)
Trustees' fees	—	(a)
Other accrued expenses	39
Total Liabilities	157
NET ASSETS:
Capital	16,668
Total distributable earnings/(loss)	4,545
Net Assets	$21,213
Shares (unlimited number of shares authorized with a par value of $0.001 per share):	2,502
Net Asset Value, offering price & redemption price per share: (b)	$8.48

(a)  Rounds to less than $1.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

Victory Institutional Funds	Statement of Operations For the Year Ended October 31, 2018

(Amounts in Thousands)

Victory Institutional Diversified Stock Fund
Investment Income:
Dividends	$907
Interest	12
Securities lending (net of fees)	2
Foreign tax withholding	(3)
Total Income	918
Expenses:
Investment advisory fees	327
Administration fees and accounting fees	55
Custodian fees	4
Transfer agent fees	13
Trustees' fees	6
Chief Compliance Officer fees	1
Legal and audit fees	49
State registration and filing fees	27
Other expenses	86
Total Expenses	568
Net Investment Income (Loss)	350
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	15,149
Net change in unrealized appreciation/depreciation on investments	(10,974)
Net realized/unrealized gains (losses) on investments	4,175
Change in net assets resulting from operations	$4,525

See notes to financial statements.

Victory Institutional Funds	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Institutional Diversified Stock Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
From Investment Activities:
Operations:
Net investment income (loss)	$350	$862
Net realized gains (losses) from investment transactions	15,149	18,444
Net change in unrealized appreciation/depreciation on investments	(10,974)	1,224
Change in net assets resulting from operations	4,525	20,530
Distributions to shareholders: (a)
Change in net assets resulting from distributions to shareholders	(27,938)	(5,312)
Change in net assets resulting from capital transactions	(40,615)	(19,189)
Change in net assets	(64,028)	(3,971)
Net Assets:
Beginning of period	85,241	89,212
End of period	$21,213	$85,241
Capital Transactions:
Proceeds from shares issued	$8,020	$12,951
Distributions reinvested	27,922	5,273
Cost of shares redeemed	(76,557)	(37,413)
Change in net assets resulting from capital transactions	$(40,615)	$(19,189)
Share Transactions:
Issued	745	1,230
Reinvested	2,802	521
Redeemed	(8,173)	(3,402)
Change in Shares	(4,626)	(1,651)

(a)  Current and prior year distributions to shareholders have been reclassified and conform to amended GAAP presentation under Regulation S-X (See Item 10 in the Notes to Financial Statements).

See notes to financial statements.

Victory Institutional Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Institutional Diversified Stock Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017		Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$11.96	$10.16		$12.33	$13.34	$14.74
Investment Activities:
Net investment income (loss)	0.06 (a)	0.10	(a)	0.15 (a)	0.15	0.18
Net realized and unrealized gains (losses) on investments	0.10	2.33		(0.60)	0.50	1.47
Total from Investment Activities	0.16	2.43		(0.45)	0.65	1.65
Distributions to Shareholders:
Net investment income	(0.05)	(0.10)		(0.13)	(0.16)	(0.19)
Net realized gains from investments	(3.59)	(0.53)		(1.59)	(1.50)	(2.86)
Total Distributions to Shareholders	(3.64)	(0.63)		(1.72)	(1.66)	(3.05)
Net Asset Value, End of Period	$8.48	$11.96		$10.16	$12.33	$13.34
Total Return	(0.99)%	25.15%		(3.89)%	4.87%	12.62%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$21,213	$85,241		$89,212	$422,743	$522,725
Ratio of net expenses to average net assets	0.87%	0.75%		0.68%	0.60%	0.61%
Ratio of net investment income (loss) to average net assets	0.54%	0.95%		1.42%	1.16%	1.40%
Portfolio turnover	209%	144	%(b)	68%	73%	79%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover increase due to a change within the portfolio holdings during the year.

See notes to financial statements.

Victory Institutional Funds	Notes to Financial Statements October 31, 2018

1. Organization:

Victory Institutional Funds (the "Trust") was organized on August 1, 2003, as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of one fund and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The accompanying financial statements are those of the Victory Institutional Diversified Stock Fund (the "Fund"). The Fund offers a single class of shares: Class I Shares. The Fund is classified as diversified under the 1940 Act.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Victory Institutional Funds	Notes to Financial Statements — continued October 31, 2018

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of October 31, 2018, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (in thousands):

	Level 1 — Quoted Prices	Total
	Investments in Securities	Investments in Securities
Common Stocks	$20,464	$20,464
Exchange-Traded Funds	519	519
Total	$20,983	$20,983

For the year ended October 31, 2018, there were no Level 2 or 3 investments for which significant unobservable inputs were used to determine fair value.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs. ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Victory Institutional Funds	Notes to Financial Statements — continued October 31, 2018

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted on the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund. As of October 31, 2018, the Fund had no securities on loan.

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition — "temporary difference"), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of October 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund, or jointly with an affiliated trust, are allocated among the Fund and respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Victory Institutional Funds	Notes to Financial Statements — continued October 31, 2018

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended October 31, 2018, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2018 for the Fund were as follows (in thousands):

Purchases	Sales
$132,323	$199,998

There were no purchases and sales of U.S. Government Securities during the year ended October 31, 2018.

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation and a wholly-owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.50% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.03% of the first $100 million in average daily net assets of the Trust and 0.02% of the average daily net assets over $100 million of the Trust, subject to an annual minimum fee of $25 thousand per year for providing administration services. VCM also receives $25 thousand per year for providing fund accounting services.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, N.A., acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios and Victory Portfolios II (collectively, the "Victory Funds Complex"), in the aggregate, compensate the Adviser for these services.

The Victory Funds Complex pay an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statement of Operations.

Victory Institutional Funds	Notes to Financial Statements — continued October 31, 2018

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties for financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank as of July 28, 2017, the Victory Funds Complex may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. The agreement was amended on July 27, 2018 with a new termination date of July 26, 2019. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. For the year ended October 31, 2018, Citibank earned approximately $150 thousand in commitment fees from the Victory Funds Complex. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest on amounts borrowed. Interest accrued by the Fund during the period is presented on the Statement of Operations under Interest expense on line of credit.

The Fund did not utilize or participate in the Line of Credit during the year ended October 31, 2018.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. Interest accrued by the Fund during the period is presented on the Statement of Operations under Interest expense on interfund lending.

Victory Institutional Funds	Notes to Financial Statements — continued October 31, 2018

The average borrowing and lending for the days outstanding and average interest rate for the Fund during the year ended October 31, 2018 were as follows (in thousands):

Borrower or Lender	Amount Outstanding at October 31, 2018	Average Borrowing	Days Borrowing Outstanding	Average Interest Rate	Maximum Borrowing During the Period
Borrower	$—	$604	1	2.52%	$604

7. Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Year Ended October 31, 2018
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
$11,699	$16,239	$27,938	$27,938
Year Ended October 31, 2017
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
$863	$4,449	$5,312	$5,312

As of the tax year ended October 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows (in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
$583	$1,897	$2,480	$—	$—	$2,085	$4,565

*Qualified late-year losses are comprised of post-October capital losses incurred after October 31, 2018, and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31, 2018 and specified losses incurred after October 31, 2018. These losses are deemed to arise on the first day of the Fund's next taxable year.

**The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

At October 31, 2018, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments were as follows (in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$18,898	$3,164	$(1,079)	$2,085

Victory Institutional Funds	Notes to Financial Statements — continued October 31, 2018

As of October 31, 2018 on the Statement of Assets and Liabilities, as a result of permanent book-to-tax difference, reclassification adjustments were as follows (in thousands):

Accumulated Net Investment Income (Loss)*	Accumulated Net Realized Gains (Losses)*	Capital
$37	$(37)	$—

*These components of capital are presented together as "Total distributable earnings/(loss)" on the Statement of Assets and Liabilities.

8. Fund Ownership:

Ownership of more than 25% of the voting securities of the Fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of October 31, 2018, the shareholder listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control the Fund.

Shareholder	Percent
Prudential Investment Management Services LLC	76.2%

9. Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules which introduced two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements. The Regulation S-X amendments had a compliance date of August 1, 2017, and are reflected in this report. The Fund's compliance date for Form N-PORT was June 1, 2018, and the Fund will make its initial filing with the SEC on Form N-PORT for the period ending March 31, 2019. Effective with the period ended June 30, 2018, the Fund was required to maintain, and make available to the SEC upon request, the information required to be included in Form N-PORT. Form N-PORT will replace Form N-Q filings effective with the requirement to file the Form N-PORT with the SEC for the period ending March 31, 2019. The Fund's compliance date for Form N-CEN was June 1, 2018, and the Fund will make its initial filing on Form N-CEN for the period ended October 31, 2018. Form N-CEN will replace Form N-SAR filings. The Fund's adoption of these amendments has no effect on the net assets or results of operations.

In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurements. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. As permitted, the Fund has early adopted ASU 2018-13 with the financial statements prepared as of October 31, 2018.

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain disclosure requirements effective under Regulation S-X. The Fund's adoption of these amendments, effective with the financial statements prepared as of October 31, 2018 had no effect on the Fund's net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the October 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Distributions to shareholders for the year ended October 31, 2017 from net investment income and net realized gains in the Fund was as follows:

Distributions to Shareholders from:
Net investment income	Net realized gains
$(863)	$(4,449)

Victory Institutional Funds	Notes to Financial Statements — continued October 31, 2018

10. Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Victory Institutional Diversified Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Victory Institutional Diversified Stock Fund (the "Fund"), including the portfolio of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital's investment companies since 1995.

Cincinnati, Ohio
December 21, 2018

Victory Institutional Funds	Supplemental Information October 31, 2018

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees one portfolio in the Trust, nine portfolios in Victory Variable Insurance Funds, 42 portfolios in Victory Portfolios and 20 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Institutional Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 67	Trustee	February 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, 71	Vice Chair and Trustee	August 2003	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 67*	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.

Victory Institutional Funds	Supplemental Information — continued October 31, 2018

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Dennis M. Bushe, 74	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011 to July 2016).
Sally M. Dungan, 64	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 65	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor (January 2016-April 2016) and Managing Partner (August 2014-January 2016), Endgate Commodities LLC; Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 61*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 57	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007 to July 2016).
Leigh A. Wilson, 73	Chair and Trustee	August 2003	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.

Victory Institutional Funds	Supplemental Information — continued October 31, 2018

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustee.
David C. Brown, 46**	Trustee	July 2008	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Victory Institutional Funds	Supplemental Information — continued October 31, 2018

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 56	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 49	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 44	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 53	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 34	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 45	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 58	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 64	Assistant Secretary	August 2003	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-2017).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

Victory Institutional Funds	Supplemental Information — continued October 31, 2018

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 through October 31, 2018.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 5/1/18	Actual Ending Account Value 10/31/18	Hypothetical Ending Account Value 10/31/18	Actual Expenses Paid During Period 5/1/18- 10/31/18*	Hypothetical Expenses Paid During Period 5/1/18- 10/31/18*	Annualized Expense Ratio During Period 5/1/18- 10/31/18
$1,000.00	$962.90	$1,019.26	$5.84	$6.01	1.18%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Victory Institutional Funds	Supplemental Information — continued October 31, 2018

  (Unaudited)

Additional Federal Income Tax Information:

For the year ended October 31, 2018, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of 16%.

Dividends qualifying for corporate dividends received a deduction of 14%.

For the year ended October 31, 2018, the Fund designated short-term capital gain distributions in the amount of $11,349 thousand and long-term capital gains distributions in the amount of $16,239 thousand.

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Institutional Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	866-689-6999

VF-IDS-AR  (10/18)

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts are David Meyer and Lee Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2017	2018
(a) Audit Fees (1)	$15,450	$15,914
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	4,676	6,366
(d) All Other Fees (4)	0	0

(1)    Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by Ernst & Young LLP for audit compliance, audit advice and audit planning.

(2)    Represents the fee for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3)    Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant.

(4)    For fiscal years ended October 31, 2017 and October 31, 2018, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2017 and 2018 are for recurring tax fees for the preparation of the federal and state tax returns.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C).

(f) Not applicable.

(g)

2017	$283,159
2018	$133,280

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment adviser (and the adviser’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.         Audit Committee of Listed Registrants.

Not applicable.

Item 6.         Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)      Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b)     Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Institutional Funds

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer
Date	January 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer
Date	January 2, 2019

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer
Date	January 2, 2019